Income Taxes - Changes in Valuation Allowance for Deferred Tax Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Mar. 31, 2011
Valuation Allowance [Line Items]
Balance at beginning of year	¥ 490,986		¥ 461,966		¥ 501,554
Net change during the year	31,234	[1]	29,020	[2]	(39,588)	[3]
Balance at end of year	¥ 522,220		¥ 490,986		¥ 461,966

[1]	Includes \52,862 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, negative \22,903 million related to the de-consolidation of NREH into an equity method affiliate, and \1,275 million related to Japanese subsidiaries and the Company, which is determined based on a review of future realizable value. In total, \31,234 million of allowances increased for the year ended March 31, 2013.
[2]	Includes \24,715 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, \20,014 million related to Japanese subsidiaries which is mainly due to the effect of the conversion of Nomura Land and Building Co., Ltd. into a subsidiary of Nomura Holdings, Inc., and negative \15,709 million related to the Company which is due mainly to the decrease of allowance for the deferred tax assets previously recorded. In total, \29,020 million of allowances increased for the year ended March 31, 2012.
[3]	Includes negative \33,523 million related to foreign subsidiaries which is mainly due to an effect of utilized loss carryforwards in certain U.S. subsidiaries, negative \2,657 million and negative \3,408 million related to Japanese subsidiaries and the Company, respectively, which is due mainly to a result of a review of future realizable value for the deferred tax assets previously recorded. In total, \39,588 million of allowances decreased for the year ended March 31, 2011.